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                                AMENDEMENT No 1
                       STYRENE MONOMER SUPPLY AGREEMENT
                       BETWEEN STYROCHEM AND ELF ATOCHEM
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Elf Atochem agrees to extend the first termination notice from October 14/th/
1999 to December 31/st/ 1999.

At the same time the validity of the contract shall be extended from October 14/th/ 2000 to December 31/st/ 2000.

All the other articles included in the styrene monomer supply agreement concluded between Elf Atochem and Styrochem on January 1998 shall remained unchanged.


Date: 24/11/99                                    Date: 01/12/99
Elf Atochem

/s/ Eric Quenet                                   /s/ Thomas L. Springer
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Eric QUENET                                       Thomas L. SPRINGER


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   Elf Atochem SA
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